Exhibit 99.1

Paycor HCM, Inc. Announces First Quarter Fiscal Year 2022 Financial Results

•Q1 Recurring and Other Revenue of $92.4 million, an increase of 18% year-over-year

•Q1 Total Revenue of $92.7 million, an increase of 17% year-over-year

CINCINNATI, OH, November 9, 2021 – Paycor HCM, Inc. (NASDAQ: PYCR) (“Paycor HCM,” “Paycor” or the “Company”) today announced its financial results for its first quarter of fiscal year 2022, which ended September 30, 2021.

“Paycor delivered excellent first quarter results highlighted by 18% recurring revenue growth and strong bookings performance with both new and existing customers,” said Raul Villar, Chief Executive Officer of Paycor HCM. “We believe the combination of the strength of our cloud-based HCM platform, which is designed to provide business leaders with the tools they need to optimize talent in today’s dynamic market, and the investment we have made in our sales teams, is generating great success across our business.”

Villar continued, “We are at the early stages of a multi-billion dollar market opportunity as small and medium-sized businesses adopt cloud-based HCM solutions. We believe Paycor HCM is in a terrific position to be a primary beneficiary of this trend and our first quarter performance reinforces our confidence that we are well positioned to achieve our long-term target of 20%+ revenue growth.”

First Quarter Fiscal Year 2022 Financial Highlights

•Total revenue was $92.7 million for the first quarter of fiscal year 2022, compared to $79.1 million for the first quarter of fiscal year 2021.

•Operating loss was $52.3 million for the first quarter of fiscal year 2022, compared to $21.5 million for the first quarter of fiscal year 2021.

•Adjusted operating income* was $3.4 million for the first quarter of fiscal year 2022, compared to $12.7 million for the first quarter of fiscal year 2021.

•Net loss attributable to Paycor HCM was $53.7 million for the first quarter of fiscal year 2022, compared to $22.4 million for the first quarter of fiscal year 2021.

•Adjusted net income attributable to Paycor HCM* was $2.3 million for the first quarter of fiscal year 2022, compared to $9.5 million for the first quarter of fiscal year 2021.

*Adjusted operating income and adjusted net income attributable to Paycor HCM are non-GAAP financial measures. Please see the discussion below under the heading "Non-GAAP Financial Measures" and the reconciliations at the end of this press release for information concerning these and other non-GAAP financial measures.

First Quarter and Recent Business Highlights

•Bolstered COVID-related offerings with two new releases including an Immunization Tracker and a new facial recognition time clock. The Immunization Tracker allows business leaders to manage and track the immunization and testing status of their employees. Workers can upload proof of vaccination, or a negative COVID test, directly to the system and HR leaders can see immunization status across the organization. In addition, Paycor now offers a facial recognition time clock promoting a touchless employee experience.

•Launched OnDemand Pay, providing business leaders with more flexible pay options for their employees. OnDemand Pay allows employees to access their earned wages directly from our mobile app before their payday without fees when using their Visa card.

•Recognized as a Top Workplace for Diversity, Equity and Inclusion (DE&I) Practices by Energage. Over the past fiscal year, Paycor has taken a number of steps to advance its commitment to DE&I, including hiring a renowned industry leader to create and execute a strategic plan for DE&I, which includes universal education, and systemic changes that affect how the organization will operate future-forward, creating a public-facing Diversity Policy, and signing the CEO Action Pledge for Diversity & Inclusion—the largest CEO-driven business commitment to advance diversity and inclusion in the workplace.

Business Outlook

Based on information as of today, November 9, 2021, the Company is issuing the following financial guidance:

Second Quarter Ending December 31, 2021:

•Total revenue in the range of $99.0 million to $100.0 million.

•Adjusted operating income* in the range of $5.0 million to $6.0 million.

Fiscal Year Ending June 30, 2022:

•Total revenue in the range of $402.0 million to $406.0 million.

•Adjusted operating income* in the range of $32.0 million to $34.0 million.

*We are unable to reconcile forward-looking adjusted operating income to forward-looking loss from operations, the most closely comparable GAAP financial measure because the information needed to provide a complete reconciliation is unavailable at this time without unreasonable effort.

Conference Call Information

Paycor will host a conference call today, November 9, 2021, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. To access this call, dial (855) 327-6837 (domestic) or (631) 891-4304 (international). The conference ID number is 10016833. A live webcast of this conference call will be available on the “Investor Relations” page (https://investors.paycor.com/) and a replay will be archived on the website as well.

About Paycor HCM, Inc.

Paycor creates Human Capital Management (HCM) software for leaders who want to make a difference. Our HCM platform modernizes every aspect of people management, from the way you recruit, onboard and develop people, to the way you pay and retain them. But what really sets us apart is our focus on business leaders. For 30 years, we’ve been listening to and partnering with leaders, so we know what they need: HR technology that saves time, powerful analytics that provide actionable insights and Personalized Support. That’s why more than 28,000 customers trust Paycor to help them solve problems and achieve their goals.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact, including statements regarding our future results of operations and financial position, our business outlook, our business strategy and plans, our objectives for future operations, and any statements of a general economic or industry specific nature, are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely,” “outlook,” “potential,” “targets,” “contemplates,” or the negative or plural of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021, as well as in our other filings with the Securities and Exchange Commission. We believe that these risks include, but are not limited to: our ability to manage our growth effectively; the expansion and retention of our direct sales force with qualified and productive persons and the related effects on the growth of our business; the impact on customer expansion and retention if implementation, user experience, customer service, or performance relating to our solutions is not satisfactory; our ability to innovate and deliver high-quality, technologically advanced products and services; our relationships with third parties; the proper operation of our software; future acquisitions of other companies’ businesses, technologies, or customer portfolios; the impact of COVID-19 on our business; and those risks described in our Annual Report on Form 10-K for the year ended June 30, 2021, as well as in our other filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations and assumptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We undertake no obligation to publicly update any forward-looking statement after the date of this report, whether as a result of new information, future developments or otherwise, or to conform these statements to actual results or revised expectations, except as may be required by law.

Non-GAAP Financial Measures

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non-GAAP financial measures in this press release and on the related teleconference call: adjusted gross profit, adjusted gross profit margin, adjusted operating income, adjusted operating income margin, adjusted sales and marketing expense, adjusted general and administrative expense, adjusted research and development expense, adjusted net income attributable to Paycor HCM, Inc. and adjusted net income attributable to Paycor HCM, Inc. per share. Management believes these non-GAAP measures are useful in evaluating our core operating performance and trends to prepare and approve our annual budget, and to develop short-term and long-term operating plans. Management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. We define (i) adjusted gross profit as gross profit before amortization of intangible assets, stock-based compensation expenses, and certain corporate expenses, in each case that are included in costs of recurring revenues, (ii) adjusted gross profit margin as adjusted gross profit divided by total revenues, (iii) adjusted operating income as loss from operations before amortization of acquired intangible assets, stock-based award and liability incentive award compensation expenses, and other certain corporate expenses, such as costs related to acquisitions, (iv) adjusted operating income margin as adjusted operating income divided by total revenues, (v) adjusted sales and marketing expense as sales and marketing expenses before stock-based award and liability incentive award compensation expenses and other certain corporate expenses, (vi) adjusted general and administrative expense as general and administrative expenses before amortization of acquired intangible assets, stock-based award and liability incentive award compensation expenses, and other certain corporate expenses, (vii) adjusted research and development expense as research and development expenses before stock-based award and liability incentive award compensation expenses and other certain corporate expenses, (viii) adjusted net income attributable to Paycor HCM, Inc. as loss before benefit for income taxes after adjusting for amortization of acquired intangible assets, stock-based award and liability incentive award compensation expenses, gain or loss on the extinguishment of debt, and other certain corporate expenses, such as costs related to acquisitions, all of which are tax effected applying an adjusted tax rate and (ix) adjusted net income attributable to Paycor HCM, Inc. per share as adjusted net income attributable to Paycor HCM, Inc. divided by adjusted shares outstanding. Adjusted shares outstanding includes potentially dilutive securities excluded from the GAAP dilutive net loss per share calculation.

The non-GAAP financial measures presented in this press release and discussed on the related teleconference call are not measures of financial performance under GAAP and should not be considered a substitute for gross profit, gross margin, operating income, operating income margin, sales and marketing expense, general and administrative expense, research and development expense, net income attributable to Paycor HCM, Inc. and diluted net income attributable to Paycor HCM, Inc. per share. Non-GAAP financial measures have limitations as analytical tools, and when assessing our operating performance, you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. The non-GAAP financial measures that we present may not be comparable to similarly titled measures used by other companies. A reconciliation is provided below under “Reconciliations of Non-GAAP Measures to GAAP Measures,” for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

Investor Contact:
Brian Denyeau
ICR, LLC
646-277-1251
IR@paycor.com

Media Contact:
Katy Bunn
513-338-2398
PR@paycor.com

Paycor HCM, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except share amounts)

	September 30, 2021	June 30, 2021
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$125,787	$2,634
Accounts receivable, net	15,983	16,472
Deferred contract costs	27,559	24,503
Prepaid expenses	10,663	6,586
Other current assets	1,559	1,516
Current assets before funds held for clients	181,551	51,711
Funds held for clients	1,578,052	670,315
Total current assets	1,759,603	722,026
Property and equipment, net	40,055	41,080
Goodwill	750,394	750,802
Intangible assets, net	323,467	355,323
Capitalized software, net	33,966	31,310
Long-term deferred contract costs	99,528	90,880
Other long-term assets	18,352	19,532
Total assets	$3,025,365	$2,010,953
Liabilities, Redeemable Noncontrolling Interest and Stockholders' Equity
Current liabilities:
Accounts payable	$12,822	$11,978
Accrued expenses and other current liabilities	13,347	15,782
Accrued payroll and payroll related expenses	24,530	32,305
Deferred revenue	10,821	11,948
Current liabilities before client fund obligations	61,520	72,013
Client fund obligations	1,577,642	669,960
Total current liabilities	1,639,162	741,973
Deferred income taxes	70,846	76,138
Other long-term liabilities	14,640	16,680
Long-term debt, net	—	49,100
Total liabilities	1,724,648	883,891
Commitments and contingencies
Redeemable noncontrolling interest	—	248,423
Stockholders' equity:
Common stock $0.001 par value per share, 500,000,000 shares authorized, 174,429,903 shares outstanding at September 30, 2021 and 141,097,740 outstanding at June 30, 2021, respectively	174	141
Treasury stock, at cost, 10,620,260 shares at September 30, 2021 and June 30, 2021	(245,074)	(245,074)
Preferred stock, $0.001 par value, 50,000,000 shares authorized, — shares outstanding at September 30, 2021 and June 30, 2021, respectively	—	—
Series A preferred stock, $0.001 par value, 10,000 shares authorized, — and 7,715 shares outstanding at September 30, 2021 and June 30, 2021, respectively	—	262,772
Additional paid-in capital	1,874,040	1,133,399
Accumulated deficit	(329,408)	(275,751)
Accumulated other comprehensive income	985	3,152
Total stockholders' equity	1,300,717	878,639
Total liabilities, redeemable noncontrolling interest and stockholders' equity	$3,025,365	$2,010,953

 Paycor HCM, Inc. and Subsidiaries
Consolidated Statements of Operations (Unaudited)
(in thousands, except share amounts)

	Three Months Ended
	September 30,
	2021	2020
Revenues:
Recurring and other revenue	$92,416	$78,551
Interest income on funds held for clients	316	510
Total revenues	92,732	79,061
Cost of revenues	45,611	34,484
Gross profit	47,121	44,577
Operating expenses:
Sales and marketing	45,788	24,343
General and administrative	43,411	33,417
Research and development	10,191	8,284
Total operating expenses	99,390	66,044
Loss from operations	(52,269)	(21,467)
Other (expense) income:
Interest expense	(235)	(486)
Other	1,224	196
Loss before benefit for income taxes	(51,280)	(21,757)
Income tax benefit	(9,244)	(4,425)
Net loss	(42,036)	(17,332)
Less: Accretion of redeemable noncontrolling interests	11,621	5,050
Net loss attributable to Paycor HCM, Inc.	$(53,657)	$(22,382)
Basic and diluted net loss attributable to Paycor HCM, Inc. per share	$(0.32)	$(0.15)
Weighted-average common shares outstanding:
Basic and diluted	166,459,168	151,718,000

 Paycor HCM, Inc. and Subsidiaries
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended
	September 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(42,036)	$(17,332)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	1,718	1,621
Amortization of intangible assets and software	36,870	33,236
Amortization of deferred contract costs	6,634	3,922
Stock-based compensation expense	21,812	1,697
Amortization of debt acquisition costs	20	155
Deferred tax benefit	(9,253)	(4,425)
Bad debt expense	794	366
Gain on sale of investments	(6)	(39)
Gain on installment sale	(1,359)	—
Loss on foreign currency exchange	222	14
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(316)	(1,428)
Prepaid expenses and other current assets	(4,120)	(1,736)
Other long-term assets	(218)	91
Accounts payable	801	643
Accrued liabilities	(8,700)	(5,710)
Deferred revenue	(1,185)	(456)
Other long-term liabilities	(585)	2,321
Deferred contract costs	(18,338)	(14,850)
Net cash used in operating activities	(17,245)	(1,910)
Cash flows from investing activities:
Purchases of client funds available-for-sale securities	(39,708)	(91,116)
Proceeds from sale and maturities of client funds available-for-sale securities	39,932	91,090
Purchase of property and equipment	(803)	(546)
Proceeds from note receivable on installment sale	3,040	—
Acquisition of intangible assets	(195)	—
Acquisition of Paltech Solutions, Inc., net of cash acquired	—	(16,511)
Internally developed software costs	(7,524)	(5,017)
Net cash used in investing activities	(5,258)	(22,100)
Cash flows from financing activities:
Net change in cash and cash equivalents held to satisfy client funds obligations	906,626	(81,509)
Proceeds from line-of-credit	3,500	28,500
Repayments of line-of-credit	(52,600)	(33,501)
Proceeds from debt	—	25,000
Repayments of debt	—	(207)
Proceeds from the issuance of common stock sold in the IPO, net of offering costs	455,040	—
Redemption of Redeemable Series A Preferred Stock (acquisition of non-controlling interest)	(260,044)	—
Other financing activities	(395)	(345)
Net cash provided by (used in) financing activities	1,052,127	(62,062)
Impact of foreign exchange on cash and cash equivalents	(3)	(1)
Net change in cash, cash equivalents, restricted cash and short-term investments, and funds held for clients	1,029,621	(86,073)

Cash, cash equivalents, restricted cash and short-term investments, and funds held for clients, beginning of year	560,000	546,448
Cash, cash equivalents, restricted cash and short-term investments, and funds held for clients, end of year	$1,589,621	$460,375
Supplemental disclosure of non-cash investing, financing and other cash flow information:
Capital expenditures in accounts payable	$48	$754
Cash paid during the year for interest	$150	$177
Reconciliation of cash, cash equivalents, restricted cash and short-term investments, and funds held for clients to the Consolidated Balance Sheets
Cash and cash equivalents	$125,787	$1,978
Restricted cash and short-term investments	—	6,726
Funds held for clients	1,463,834	451,671
Total cash, cash equivalents, restricted cash and short-term investments, and funds held for clients	$1,589,621	$460,375

Reconciliations of Non-GAAP Measures to GAAP Measures

Adjusted Gross Profit and Adjusted Gross Profit Margin (Unaudited)

	Three Months Ended
(in thousands)	September 30, 2021	September 30, 2020
Gross Profit*	$47,121	$44,577
Gross Profit Margin	50.8%	56.4%
Amortization of intangible assets	11,722	10,969
Stock-based compensation expense	1,657	213
Adjusted Gross Profit*	$60,500	$55,759
Adjusted Gross Profit Margin	65.2%	70.5%
* Gross Profit and Adjusted Gross Profit are burdened by depreciation expense of $0.7 million and $0.7 million for the three months ended September 30, 2021 and 2020, respectively. Gross Profit and Adjusted Gross Profit are burdened by amortization of capitalized software of $4.8 million and $2.7 million for the three months ended September 30, 2021 and 2020, respectively. Gross Profit and Adjusted Gross Profit are burdened by amortization of deferred contract costs of $3.6 million and $2.2 million for the three months ended September 30, 2021 and 2020, respectively.

Adjusted Operating Income (Unaudited)

	Three Months Ended
(in thousands)	September 30, 2021	September 30, 2020
Loss from Operations	$(52,269)	$(21,467)
Operating Margin	(56.4)%	(27.2)%
Amortization of intangible assets	32,050	30,504
Stock-based compensation expense	21,812	1,697
Liability incentive award compensation expense	—	43
Corporate adjustments*	1,799	1,899
Adjusted Operating Income	$3,392	$12,676
Adjusted Operating Income Margin	3.7%	16.0%

* Corporate adjustments for the three months ended September 30, 2021 relate to certain costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs. Corporate adjustments for the three months ended September 30, 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $0.6 million, as well as costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $0.9 million, and transaction expenses and costs associated with the Paltech Solutions, Inc. (“7Geese”) Acquisition totaling $0.4 million.

Adjusted Operating Expenses (Unaudited)

	Three Months Ended
(in thousands)	September 30, 2021	September 30, 2020
Sales and Marketing expense	$45,788	$24,343
Stock-based compensation expense	(13,646)	(537)
Corporate adjustments*	(53)	(296)
Adjusted Sales and Marketing expense	$32,089	$23,510
General and Administrative expense	$43,411	$33,417
Amortization of intangible assets	(20,328)	(19,535)
Stock-based compensation expense	(4,988)	(910)
Liability incentive award compensation expense	—	(43)
Corporate adjustments**	(1,746)	(1,603)
Adjusted General and Administrative expense	$16,349	$11,326
Research and Development expense	$10,191	$8,284
Stock-based compensation expense	(1,521)	(37)
Adjusted Research and Development expense	$8,670	$8,247

*    Corporate adjustments for the three months ended September 30, 2021 relate to costs associated with becoming a public company. Corporate adjustments for the three months ended September 30, 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility.
**    Corporate adjustments for the three months ended September 30, 2021 relate to costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs. Corporate adjustments for the three months ended September 30, 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $0.3 million, as well as costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs, of $0.9 million, and transaction expenses and costs associated with the 7Geese Acquisition totaling $0.4 million.

Adjusted Net Income Attributable to Paycor HCM, Inc. and Adjusted Net Income Attributable to Paycor HCM, Inc. Per Share (Unaudited)

	Three Months Ended
(in thousands)	September 30, 2021	September 30, 2020
Net loss before benefit for income taxes	$(51,280)	$(21,757)
Loss on debt amendment	35	—
Amortization of intangible assets	32,050	30,504
Gain on installment sale	(1,359)	—
Stock-based compensation expense	21,812	1,697
Liability incentive award compensation expense	—	43
Corporate adjustments*	1,799	1,899
Non-GAAP adjusted income before applicable income taxes	3,057	12,386
Income tax effect on adjustments**	(734)	(2,849)
Adjusted Net Income Attributable to Paycor HCM, Inc.	$2,323	$9,537

Adjusted Net Income Attributable to Paycor HCM, Inc. per share	$0.01	$0.06
Adjusted shares outstanding***	169,660,544	151,718,000

* Corporate adjustments for the three months ended September 30, 2021 relate to certain costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs. Corporate adjustments for the three months ended September 30, 2020 relate to certain costs related to the transition of the new executive leadership team and closure of a standalone facility of $0.6 million, as well as costs associated with becoming a public company, including the implementation of a new enterprise-resource planning system and professional, consulting, and other costs of $0.9 million, and transaction expenses and costs associated with the 7Geese Acquisition totaling $0.4 million.

** Non-GAAP adjusted income before applicable income taxes is tax effected using an adjusted effective tax rate of 24.0% for the three months ended September 30, 2021 and 23.0% for the three months ended September 30, 2020.
*** The adjusted shares outstanding for the three months ended September 30, 2021 assume the conversion of the Series A Preferred Stock as if it would have occurred on July 1, 2021 based on the if-converted method and include potentially dilutive securities that are excluded from the GAAP dilutive net income per share calculation because including them would have an antidilutive effect. There were no potentially dilutive securities for the three months ended September 30, 2020 and therefore the adjusted shares outstanding are the same as the GAAP diluted shares outstanding.